UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): September 7, 2005


                                  JACLYN, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-5863                    22-1432053
          --------                     ------                    ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


               635 59TH Street
          West New York, New Jersey                                     07093
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (201) 868-9400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Jaclyn, Inc. (the "Company") entered into an Option Contract of Sale dated as of September 7, 2005 under which the Company granted to John Crowley (the "optionee") an option relating to the sale of the Company's executive offices and warehouse facility, as well as two adjacent lots, located in West New York, New Jersey.

         The proposed purchase price is $10,000,000, the substantial portion of which is payable at closing. The option contract provides the optionee an initial 90-day diligence period, during which time the optionee has the absolute right not to proceed with the proposed transaction, as well as up to an additional 11 months to obtain approval from all applicable governmental authorities for the use of the property as residential housing. Under certain circumstances, the Company also has the right to decide not to proceed with the proposed transaction. The proposed transaction is also subject to a number of contingencies and conditions, including the governmental approvals mentioned above, the optionee's receipt of a mortgage commitment, the completion of environmental testing and compliance, and other contingencies and conditions. The option contract also permits Jaclyn and its tenants to remain in the West New York facility for up to five months after any closing.

ITEM 8.01.        OTHER EVENTS.

         On September 7, 2005, the Company issued a press release relating to the option contract described above in Item 1.01 of this Current Report on Form 8-K. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated by reference herein.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.  Not Applicable.
            -------------------------------------------

      (b)   Pro Forma Financial Information.  Not Applicable.
            -------------------------------

            (c)   Exhibits.

                  Exhibit No.       Description
                  ----------        -----------

                        10.01       Option   Contract   of  Sale   dated  as  of
                                    September  7, 2005  between  the Company and
                                    John Crowley.

                        99.01 Press Release of the Company dated September 7, 2005.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 7, 2005                       JACLYN, INC.


                                                 By:  /s/ Robert Chestnov
                                                      --------------------------
                                                      Robert Chestnov, President

                                  EXHIBIT INDEX

         Exhibit No.    Description
         -----------    -----------

            10.01 Option Contract of Sale dated as of September 7, 2005 between the Company and John Crowley.

            99.01       Press Release of the Company dated September 7 2005.